                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement    / /  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Starwood Lodging Trust
                          Starwood Lodging Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [STARWOOD LODGING LOGO]

                                  STARWOOD LODGING TRUST

                            --------------------------------

                     NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Starwood Lodging Trust:

     Notice is hereby given that the 1995 Annual Meeting of Shareholders of Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Doral Inn, 541 Lexington Avenue, New York, New York, on December 7, 1995 at 10:00, a.m. local time, for the following purposes:

     1. To elect two Trustees to the Board of Trustees of the Trust.

     2. To consider and vote upon the approval of the 1995 Share Option Plan of the Trust.

     3. To transact such other business as may properly come before the meeting.

     Only holders of record of Trust Shares at the close of business on October 30, 1995 are entitled to receive notice of, and to vote at, the 1995 Annual Meeting or at any adjournment or postponement thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Trustees


                                          Sherwin L. Samuels
                                          Secretary

November   , 1995
Los Angeles, California

                            [STARWOOD LODGING LOGO]

                          STARWOOD LODGING CORPORATION
                            ------------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Starwood Lodging Corporation:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders of Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), will be held at the Doral Inn, 541 Lexington Avenue, New York, New York, on December 7, 1995 at 10:30 a.m., local time, for the following purposes:

     1. To elect four directors to the Board of Directors of the Corporation.

     2. To consider and vote upon the approval of the 1995 Share Option Plan of the Corporation.

     3. To transact such other business as may properly come before the meeting.

     Only holders of record of Corporation Shares at the close of business on October 30, 1995 are entitled to receive notice of, and to vote at, the 1995 Annual Meeting or at any adjournment or postponement thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Directors


                                          Kevin E. Mallory
                                          Executive Vice President

November   , 1995
Los Angeles, California

STARWOOD LODGING TRUST             STARWOOD LODGING CORPORATION
11845 WEST OLYMPIC BOULEVARD       11845 WEST OLYMPIC BOULEVARD
SUITE 550                          SUITE 550
LOS ANGELES, CALIFORNIA 90064      LOS ANGELES, CALIFORNIA 90064

                            ------------------------

                             JOINT PROXY STATEMENT
                            ------------------------

                ANNUAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                         TO BE HELD ON DECEMBER 7, 1995

     This Joint Proxy Statement is being furnished to shareholders of Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and stockholders of Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board of Trustees") and the Corporation's Board of Directors (the "Board of Directors") for use at the Trust's 1995 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the "Trust Meeting") and the Corporation's 1995 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the "Corporation Meeting" and, together with the Trust Meeting, the "Annual Meetings"), respectively, to be held on December 7, 1995, at the times and place and for the purposes specified in the accompanying Notices.

     The shares of Beneficial Interest, par value $.01 per share, of the Trust ("Trust Shares") and the shares of Common Stock, par value $.01 per share, of the Corporation ("Corporation Shares") are "paired" and may only be held and transferred in units consisting of one Trust Share and one Corporation Share (a "Paired Share").

     This Joint Proxy Statement and the related form of proxy are first being mailed to shareholders of the Trust and stockholders of the Corporation on or
about November   , 1995.

          THE DATE OF THIS JOINT PROXY STATEMENT IS NOVEMBER   , 1995.

                         INTRODUCTION AND VOTING RIGHTS

MATTERS TO BE CONSIDERED

     The Trust Meeting. At the Trust Meeting, the shareholders of the Trust will consider and vote upon (i) the election of two Trustees to the Board of Trustees, (ii) the approval of the 1995 Share Option Plan of the Trust (the "Trust Option Plan") and (iii) such other business as may properly come before the Trust Meeting.

     The Board of Trustees is not aware of any matter that will be presented at the Trust Meeting other than as described above. If any other matter is presented at the Trust Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of shareholder instructions to the contrary, vote the Trust Shares for which such persons have voting authority in accordance with their best judgment on such matter.

     The Corporation Meeting. At the Corporation Meeting, the stockholders of the Corporation will consider and vote upon (i) the election of four Directors to the Board of Directors, (ii) the approval of the 1995 Share Option Plan of the Corporation (the "Corporation Option Plan") and (iii) such other business as may properly come before the Corporation Meeting.

     The Board of Directors is not aware of any matter that will be presented at the Corporation Meeting other than as described above. If any other matter is presented at the Corporation Meeting the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the Corporation Shares for which such persons have voting authority in accordance with their best judgment on such matter.

VOTING RIGHTS

     The Trust. The Board of Trustees has fixed the close of business on October 30, 1995 as the record date (the "Trust Record Date") for determining the shareholders entitled to notice of, and to vote at, the Trust Meeting. On the
Trust Record Date there were outstanding and entitled to vote             Trust
Shares held of record by approximately   persons. The Trust Shares are the only
outstanding class of voting securities of the Trust and each shareholder of the Trust will be entitled to one vote for each Trust Share held of record by such shareholder on the Trust Record Date on each matter that may be properly submitted to a vote at the Trust Meeting. Shareholders of the Trust do not have the right to cumulate votes in the election of Trustees.

     A majority of the outstanding Trust Shares entitled to vote must be present, either in person or by duly executed proxy, at the Trust Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Trust Meeting.

     As of the Trust Record Date, Trustees and officers of the Trust as a group
had the right to vote an aggregate of           Trust Shares, representing
approximately      % of the Trust Shares outstanding on such date. All such
Trustees and officers have indicated that they intend to vote all such shares held by them in favor of the election of the nominees for Trustee named herein and the approval of the Trust Option Plan.

     The Corporation. The Board of Directors has fixed the close of business on October 30, 1995 as the record date (the "Corporation Record Date") for determining the stockholders entitled to notice of, and to vote at, the Corporation Meeting. On the Corporation Record Date there were outstanding and
entitled to vote             Corporation Shares held of record by approximately
  persons. The Corporation Shares are the only outstanding class of voting securities of the Corporation and each stockholder of the Corporation will be entitled to one vote for each Corporation Share held of record by such stockholder on the Corporation Record Date on each matter that may be properly submitted to a vote at the Corporation Meeting. Stockholders of the Corporation do not have the right to cumulate votes in the election of Directors.

     A majority of the outstanding Corporation Shares entitled to vote must be present, either in person or by duly executed proxy, at the Corporation Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Corporation Meeting.

     As of the Corporation Record Date, Directors and officers of the Corporation as a group had the right to vote an aggregate of
Corporation Shares, representing approximately      % of the Corporation Shares
outstanding on such date. All such Directors and officers have indicated that they intend to vote all such shares held by them in favor of the election of the nominees for Director named herein and the approval of the Corporation Option Plan.

PROXIES

     The Trust. Each Trust Share represented at the Trust Meeting by a duly executed proxy solicited by the Board of Trustees will, unless such proxy previously has been revoked, be voted at the Trust Meeting in accordance with the shareholder instructions specified thereon. If no instructions are specified, such Trust Shares will be voted FOR the election of the nominees for Trustee named herein and FOR the approval of the Trust Option Plan.

     If a quorum is not present at the time the Trust Meeting is convened, or if for any other reason the Board of Trustees believes that the Trust Meeting should be adjourned or postponed, the Trust Meeting may be adjourned or postponed with or without a vote of the shareholders. If the Board of Trustees proposes to adjourn or postpone the Trust Meeting by a vote of the shareholders, the persons named as proxies on the enclosed proxy card will vote all Trust Shares for which such persons have voting authority in favor of such adjournment or postponement.

     A shareholder of the Trust may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Trust an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Trust Shares and delivering such proxy to the Secretary of the Trust, or (iii) attending the Trust Meeting and voting in person (although attendance at the Trust Meeting will not in and of itself constitute a revocation of a proxy). Any instrument of revocation should be sent to Starwood Lodging Trust, 11845 West Olympic Blvd., Suite 550, Los Angeles, California 90064.

     The Corporation. Each Corporation Share represented by a duly executed proxy solicited by the Board of Directors will, unless such proxy previously has been revoked, be voted at the Corporation Meeting in accordance with the stockholder instructions specified thereon. If no instructions are specified, such Corporation Shares will be voted FOR the election of the nominees for Director named herein and FOR the approval of the Corporation Option Plan.

     If a quorum is not present at the time the Corporation Meeting is convened, or if for any other reason the Board of Directors believes that the Corporation Meeting should be adjourned or postponed, the Corporation Meeting may be adjourned or postponed with or without a vote of the stockholders. If the Board of Directors proposes to adjourn or postpone the Corporation Meeting by a vote of the stockholders, the persons named as proxies on the enclosed proxy card will vote all Corporation Shares for which those persons have voting authority in favor of such adjournment or postponement.

     A stockholder of the Corporation may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Corporation an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Corporation Shares and delivering such proxy to the Secretary of the Corporation, or (iii) attending the Corporation Meeting and voting in person (although attendance at the Corporation Meeting will not in and of itself constitute a revocation of a proxy). Any instrument of revocation should be sent to: Starwood Lodging Corporation, 11845 West Olympic Blvd., Suite 560, Los Angeles, California 90064.

SOLICITATION OF PROXIES

     The expenses of this solicitation of proxies by the Board of Trustees and the Board of Directors, including the costs of preparing and mailing this Joint Proxy Statement, will be borne by the Trust and the Corporation.

In addition to solicitation by use of the mails, proxies may be solicited in person or by telephone, telegram or other appropriate means of communication by Trustees, Directors, officers and employees of the Trust or the Corporation. Such individuals will receive no additional compensation for, but may be reimbursed for their out-of-pocket expenses incurred in connection with, such solicitation. The Trust and the Corporation have engaged the services of D.F. King & Co., Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of $6,000, plus reimbursement of reasonable out-of-pocket expenses. The Trust and the Corporation will reimburse persons holding Paired Shares in their names or the names of their nominees but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for out-of-pocket expenses incurred in forwarding soliciting materials to the beneficial owners of such shares. All of the foregoing fees and expenses will be paid or reimbursed in equal parts by the Trust and the Corporation.

                       ELECTION OF TRUSTEES OF THE TRUST

     The Board of Trustees is divided into three classes. The terms of two Trustees expire at the Trust Meeting, the terms of two Trustees expire at the 1996 Annual Meeting and the terms of three Trustees expire at the 1997 Annual Meeting. At the Trust Meeting, two Trustees will be elected to the Board of Trustees for a term expiring at the 1998 Annual Meeting.

                             NOMINEES FOR TRUSTEES

     The following sets forth information as to each of the Board's nominees for election as Trustee at the Trust Meeting. If, for any reason, any of the Board's nominees listed below should cease to be a candidate for election, it is intended that all properly signed proxies in the form enclosed will be voted for a substitute nominee designated by the Board of Trustees. Each of the nominees listed below has consented to serve as a Trustee, and the Board of Trustees has no reason to believe that any nominee will be unwilling or unable to serve, if elected.

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-------------------------  ------------------------------------------------    ---------------
Madison F. Grose (42)      Executive Vice President and General Counsel of     December 1994
                           Starwood Capital Group, L.P. (and its
                           predecessor entity) since July 1992. From
                           November 1983 through June 1992, he was a
                           partner in the law firm of Pircher, Nichols &
                           Meeks.
William E. Simms (51)      President of the Reinsurance Division of            August 1995
                           Transamerica Occidental Life Insurance Company
                           and a member of its board of directors. Over the
                           past 24 years, he has held various other
                           management positions with that company. He is
                           active in civic organizations, such as the
                           Charlotte Urban League, the Charlotte
                           Mecklenburg Hospital Authority, Queens College,
                           the Mint Museum, the Museum of the New South and
                           the Arts and Science Council, and is a part
                           owner of the new Carolina Panthers National
                           Football League team. Mr. Simms is a director of
                           Nations Bank of North and South Carolina.

     The Board of Trustees of the Trust recommends that shareholders of the Trust vote FOR the election of such nominees.

                         TRUSTEES CONTINUING IN OFFICE

     The following sets forth information as to each of the incumbent Trustees on the Board of Trustees with terms expiring at either the 1996 Annual Meeting or the 1997 Annual Meeting.

TRUSTEES WHOSE TERMS EXPIRE AT THE 1996 ANNUAL MEETING

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-------------------------  ------------------------------------------------    ---------------
Jeffrey C. Lapin (38)      President and Chief Operating Officer of the        September 1992
                           Trust. Mr. Lapin was the President and Chief
                           Executive Officer of the Trust from May 1991 to
                           December 1994 and has been a Trustee since
                           September 1992. Prior to that time, he was Vice
                           President (from January 1988) and Secretary
                           (from September 1986) of the Trust. Prior to
                           1986 Mr. Lapin was a real estate attorney at
                           Mitchell, Silberberg & Knupp in Los Angeles. Mr.
                           Lapin is a director of THQ, Inc., a licensee of
                           Nintendo products. Mr. Lapin has over ten years
                           of experience in the hotel REIT industry.
Stephen R. Quazzo (35)     President since April 1991 of Equity                August 1995
                           Institutional Investors, Inc. a subsidiary of
                           Equity Group Investments, Inc., a Chicago based
                           holding company controlled by Samuel Zell. Prior
                           to that time, Mr. Quazzo was a Vice President of
                           Goldman, Sachs & Co., responsible for the firm's
                           real estate investment banking activities in the
                           Midwest. Mr. Quazzo is a member of the Urban
                           Land Institute.

TRUSTEES WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-------------------------  ------------------------------------------------    ---------------
Bruce W. Duncan (44)       President since October, 1994 of Blakely            August 1995
                           Capital, Inc., a private firm focusing on
                           investments in real estate and
                           telecommunications. From 1992 to October 1994,
                           Mr. Duncan was President and Co-Chief Executive
                           Officer of JMB Institutional Realty Corporation
                           and from 1984 to 1991 Executive Vice President
                           of JMB Realty Corporation. Mr. Duncan holds an
                           MBA from the University of Chicago. Mr. Duncan
                           is on the Board of Directors of Cousins
                           Properties Inc., is on the Board of Directors
                           Northwestern Memorial Management Corp., a for
                           profit subsidiary of Northwestern Memorial
                           Hospital and is on the Board of Trustees of
                           Kenyon College.

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-------------------------  ------------------------------------------------    ---------------
Daniel H. Stern (34)       Co-founder and President of Ziff Brothers           August 1995
                           Investments, L.L.C., a diversified New York
                           based investment management firm. Prior to
                           co-founding Ziff Brothers Investments in
                           December 1992, Mr. Stern was the Co- Managing
                           Director of William A.M. Burden & Co., a private
                           investment management firm where he was re-
                           sponsible for asset allocation and investment
                           policy. Mr. Stern is a member of the Board of
                           Directors of Commodore Media, Inc.

Barry S. Sternlicht (34)   Chairman and Chief Executive Officer of the         December 1994
                           Trust. He was founder of Starwood Capital Group,
                           L.P. (and co-founder of its predecessor entity
                           in September 1991) and has been the President
                           and CEO of Starwood Capital Group, L.P. since
                           its formation. Prior to forming Starwood
                           Capital, he was Vice President and then Senior
                           Vice President (from 1989 to 1991) of JMB Realty
                           Corporation, a real estate investment firm. Mr.
                           Sternlicht is currently a director of the
                           Corporation and a Trustee of each of Equity
                           Residential Properties Trust, a multi-family
                           REIT, and Angeles Participating Mortgage Trust,
                           a REIT.

VOTES REQUIRED

     Each shareholder of the Trust (or such shareholder's proxy) entitled to vote upon the election of Trustees shall be entitled to cast one vote for each Trust Share held of record on the Trust Record Date and Trustees shall be elected by a plurality of the votes cast. Consequently, votes that are withheld in the election of Trustees and broker non-votes will not affect the outcome of the election of Trustees of the Trust.

                    ELECTION OF DIRECTORS OF THE CORPORATION

     The Board is Directors is divided into three classes. The terms of four Directors expire at the Corporation Meeting, the terms of three Directors expire at the 1996 Annual Meeting and the terms of two Directors expire at the 1997 Annual Meeting. At the Corporation Meeting, four Directors will be elected to the Board of Directors for a term expiring at the 1998 Annual Meeting. As described below, because three of the nominees named herein have received Gaming Approval, they would, if elected, continue to serve as Directors. The fourth nominee named herein would take office upon receipt of Gaming Approval.

     Because a subsidiary of the Corporation operates gaming assets and operations in the State of Nevada ("Gaming Assets"), Directors of the Corporation must be licensed by and receive regulatory approvals of Nevada state and county liquor and gaming regulatory authorities ("Gaming Approvals") prior to taking office as Directors. The Directors of the Corporation who have received Gaming Approval (currently Messrs. Earle F. Jones, Bruce M. Ford and Graeme W. Henderson) currently constitute the Board of Directors. Six additional persons named below have been elected to the Board of Directors to take office upon receipt of Gaming Approval. Pending receipt of Gaming Approval, SLC Operating Limited Partnership (the "Operating Partnership") is being managed by a management committee (the "Management Committee") consisting of such Directors who have received Gaming Approval and such persons who have been elected to the Board to take office upon receipt of Gaming Approval. While awaiting Gaming Approval, the Corporation's existing management and Board of Directors will be responsible for the operation and control of the Gaming Assets, and the Management Committee will be prohibited from any influence or control of the Gaming Assets.

                             NOMINEES FOR DIRECTOR

     The following sets forth information as to each of the Board's nominees for election as Director at the Corporation Meeting. If, for any reason, any of the Board's nominees listed below should cease to be a candidate for election, it is intended that all properly signed proxies in the form enclosed will be voted for a substitute nominee designated by the Board of Directors. Each of the nominees listed below has consented to serve as a Director, and the Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve, if elected.

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE      DIRECTOR SINCE
-------------------------  ------------------------------------------------    ---------------
Bruce M. Ford (56)         President and Managing Partner of F.K.B.            19
                           Management Corporation, a restaurant management
                           company, since 1988 and President of Ford
                           Management Corporation, a hotel/motel management
                           and development company, since June 1988. Prior
                           to that time, Mr. Ford was Senior Vice President
                           of Operations of Ramada Inns.
Earle F. Jones (68)        Director since 1985 and Chairman of the Board of    1985
                           Directors of the Corporation since February
                           1989. Co-Chairman of MMI Hotel Group, a hotel
                           company since 1988. From 1967 to 1968, Mr. Jones
                           was President of the International Association
                           of Holiday Inns and served two terms as a
                           director. Mr. Jones is a Trustee and Chairman of
                           Communications Improvement Trust, whose benefi-
                           ciaries are public broadcasting and Tougaloo
                           College Trust, a member of the Board of Trustees
                           for Millsaps College and the Catholic Foundation
                           and Co-Chairman of the Mississippi Olympic
                           Committee.
Graeme W. Henderson (62)   Chairman of the Trust from July 1989 to Decem-      19
                           ber 1994 and Trustee of the Trust from September
                           1986 to December 1994. He has been an
                           independent financial consultant since January
                           1990. Prior to January 1990, Mr. Henderson has
                           been President of Henderson Consulting, Inc., a
                           private financial consulting firm. Mr. Henderson
                           has been a President of Capstan, Inc. (formerly
                           Seymour, Inc.), a manufacturer of machine tool
                           controls, since 1982. Mr. Henderson is currently
                           a director of Capital Southwest Corporation.
Daniel W. Yih (37)         Chief Financial Officer of Midway Airlines          August 1995
                           Corporation and a general partner of Chilmark
                           Partners, L.P. since June 1995. Mr. Yih had
                           served as President of Merco-Savory, Inc., a
                           manufacturer of food preparation equipment (from
                           March 1995 to June 1995) and as a senior
                           executive of Welbilt Corporation (from September
                           1993 to March 1995). Prior to that time, Mr. Yih
                           served as an associate of Kohlberg & Co. Mr. Yih
                           is also a member of the Board of Directors of
                           Scott Sports Group, Inc.

     The Board of Directors of the Corporation recommends that stockholders of the Corporation vote FOR the election of such nominees.

     As described above, Messrs. Jones, Ford and Henderson have received Gaming approval and, if elected to the Board at the Corporation Meeting, will continue as Directors of the Corporation. Mr. Yih has not received Gaming Approval. Messrs. Ford and Henderson have indicated that upon the receipt of Gaming Approval by the six Directors who have not yet received Gaming Approval, they intend to resign as Directors. At such time the Board of Directors intends to fix the size of the Board at seven.

                         DIRECTORS CONTINUING IN OFFICE

     The following sets forth information as to each of the persons who have been elected to the Board of Directors (each of whom serves on the Management Committee of the Operating Partnership) for terms expiring at either the 1996 Annual Meeting or the 1997 Annual Meeting, each such person to take office as a Director upon receipt of Gaming Approval.

DIRECTORS WHOSE TERMS EXPIRE AT THE 1996 ANNUAL MEETING

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE      DIRECTOR SINCE
-------------------------  ------------------------------------------------    ---------------
Jean-Marc Chapus (36)      Managing Director since January 1994 and            August 1995
                           Principal since December 1991 of Crescent
                           Capital Company and has primary responsibility
                           for the firm's private lending and private
                           placement activities. He is also a Managing
                           Director of the High Yield Bond Group of Trust
                           Company of the West since March 1995. From 1986
                           to 1991, Mr. Chapus served as First Vice
                           President at Drexel Burnham Lambert
                           Incorporated. From 1982 to 1984, Mr. Chapus was
                           a member of the mergers and acquisitions
                           department at Lehman Brothers Kuhn Loeb Incor-
                           porated.
Steven R. Goldman (33)     Senior Vice President the Corporation since         December 1994
                           March 1995. Mr. Goldman was a Vice President of
                           Starwood Capital Group, L.P., specializing in
                           hotel acquisitions and hotel asset management,
                           from August 1993 to February 1995. From 1990 to
                           1993, he was Senior Development Manager of
                           Disney Development Company, the real estate
                           investment development and management division
                           of the Walt Disney Company. From 1986 to 1990,
                           Mr. Goldman was Director of Development of The
                           Hyatt Development Corporation.
Michael A. Leven (57)      President and Chief Operating Officer of Holiday    August 1995
                           Inn Worldwide since November 1990. Prior to that
                           time he was President of Days Inn (from 1985 to
                           1990), a senior executive, including President
                           and Chief Operating Officer, of Americana hotels
                           (from 1976 to 1985) and an executive at Dunfey
                           Family Hotels (1973 to 1976) and Sonesta hotels
                           (1961 to 1973). Mr. Leven is also a member of
                           the Board of Advisors of the American Red Cross.

DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

      NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE      DIRECTOR SINCE
-------------------------  ------------------------------------------------    ---------------
Jonathan Eilian (27)       Vice President and then Senior Vice President of    August 1995
                           Starwood Capital Group, L.P. (and its
                           predecessor entity) since its formation in
                           September, 1991. Prior to that time he was
                           Acquisitions Associate for JMB Realty
                           Corporation, a real estate investment firm, and
                           for The Palmer Group, L.P., a private investment
                           firm specializing in corporate acquisitions. Mr.
                           Eilian received an MBA from the Wharton Graduate
                           School of Business in 1991.
Barry S. Sternlicht (34)   Chairman and Chief Executive Officer of the         December 1994
                           Trust. He was founder of Starwood Capital Group,
                           L.P. (and co- founder of its predecessor entity
                           in September 1991) and has been the President
                           and CEO of Starwood Capital Group, L.P. since
                           its formation. Prior to forming Starwood
                           Capital, he was Vice President and then Senior
                           Vice President (from 1989 to 1991) of JMB Realty
                           Corporation, a real estate investment firm. Mr.
                           Sternlicht is currently a Trustee of the Trust
                           and a Trustee of each of Equity Residential
                           Properties Trust, a multi-family REIT, and
                           Angeles Participating Mortgage Trust, a REIT.

VOTES REQUIRED

     Each stockholder of the Corporation (or such stockholder's proxy) entitled to vote upon the election of Directors is entitled to cast one vote for each Corporation Share held of record on the Corporation Record Date and Directors shall be elected by a plurality of votes cast. Consequently, votes that are withheld in the election of Directors and broker non-votes will not affect the outcome of the election of Directors of the Corporation.

BOARD COMMITTEES

     The Board of Trustees and the Board of Directors has each established Executive, Audit, Compensation and Option Committees, the principal functions of which are described below.

     To the extent permitted by law, the Executive Committee is authorized to exercise the power of the applicable Board with respect to the management of the business and affairs of the Trust and the Corporation, as the case may be, between meetings of the Board, except that the Executive Committee of the Corporation may not declare dividends or distributions on stock, issue stock, recommend to the stockholders any action which requires stockholder approval, adopt, amend or repeal the Corporation's By-laws, or approve any merger or share exchange which does not require shareholder approval. The Executive Committee of the Board of Trustees is currently comprised of Messrs. Sternlicht, Lapin and Grose and the Executive Committee of the Management Committee is currently comprised of Messrs. Sternlicht, Goldman and Eilian.

     The Audit Committee has the following powers, duties and functions: (i) to select the firm of independent public accountants to audit the consolidated financial statements of the Trust and of the Corporation and its subsidiaries, subject to the approval of the applicable Board, (ii) to discuss with such independent accountants the scope and results of their audit, (iii) to discuss with such independent public accountants, and with management, the financial accounting and reporting principles, policies and practices and the adequacy of the accounting, financial and operating controls and (iv) to report to the applicable Board with respect to the foregoing, at such times and in such manner as such Board shall determine. The Audit

Committee of the Board of Trustees is currently comprised of Messrs. Duncan, Simms and Stern and the Audit Committee of the Board of Directors is currently comprised of Messrs. Sternlicht, Jones and Chapus.

     The Compensation Committee has the authority to make recommendations to the applicable Board with respect to the salaries and other compensation to be paid to the executive officers and administers the employee benefit plans. The Compensation Committee of the Board of Trustees is currently comprised of Messrs. Sternlicht, Grose and Simms and the Compensation Committee of the Management Committee is currently comprised of Messrs. Sternlicht, Jones and Chapus.

     The Option Committee administers the option plans of the Trust or the Corporation, as the case may be, and, if the Trust Option Plan and the Corporation Option Plan are approved by shareholders of the Trust and stockholders of the Corporation, the respective Option Committees of the Boards of the Trust and the Corporation would administer those Plans. See "Approval of Option Plans." The Option Committee of the Board of Trustees is currently comprised of Messrs. Duncan, Quazzo and Stern and the Option Committee of the Board of Directors is currently comprised of Messrs. Chapus, Jones and Sternlicht.

     During 1994, the Board of Trustees held      meetings and the Board of
Directors held      meetings. Because the Boards met frequently during 1994, the
Board Committees did not meet and the functions that would have been performed by such Committees were performed by the entire Boards.

COMPENSATION OF TRUSTEES AND DIRECTORS

     Each Trustee or Director who is not also an officer of the Trust or the Corporation receives annual trustee's or director's fees of $6,000 (other than directors of the Corporation who serve as such until Gaming Approval is received, who will continue to receive annual director's fees of $12,000) and is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or the Board of Directors. Each Trustee and Director has received options to purchase 6,000 Paired Shares and Trustees and Directors will receive additional options to purchase 6,000 Paired Shares on June 30 of each year, beginning June 30, 1996. See "Approval of Option Plans." The Chairman of each Board receives an additional fee of $2,500 per year. In addition, each non-officer Trustee or Director receives a fee of $750 for each meeting in which he participates (or, in the case of telephonic meetings, $500) and a fee of $500 for each committee meeting in which he participates ($1,000 per meeting for committee chairman).

                            APPROVAL OF OPTION PLANS
GENERAL

     The Board of Trustees is proposing for approval by shareholders of the Trust the Trust Option Plan and the Board of Directors is proposing for approval by the stockholders of the Corporation the Corporation Option Plan. The Trust Option Plan and the Corporation Option Plan (the "Option Plans") are separate plans under which separate grants of options to purchase Paired Shares ("Paired Options") may be granted. Reference is made to Exhibits A and B to this Joint Proxy Statement for the complete text of each of the Option Plans, which are summarized below.

     The purposes of each Option Plan are (i) to align the interests of the shareholders of the Trust or the stockholders of the Corporation, as the case may be, and recipients of options under such Option Plan by increasing the proprietary interest of such recipients in the growth and success of the Trust and the Corporation and (ii) to advance the interests of the Trust and the Corporation by attracting and retaining officers, key employees, consultants and advisors, as well as qualified persons for service as Trustees or Directors, as the case may be. Under each Option Plan, non-qualified stock options and "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) may be granted.

     Non-qualified Paired Options to purchase 6,000 Paired Shares were granted to each Trustee and each Director on June 29, 1995 (subject to approval of the Option Plans by the shareholders of the Trust and the stockholders of the Corporation) and additional non-qualified Paired Options to purchase 6,000 Paired Shares will also be granted automatically to each Trustee or Director on June 30 of each year (commencing in 1996)
and on the date a person first becomes a Trustee or Director. In addition, on
June 29, 1995 additional non-qualified Paired Options to purchase      Paired
Shares were granted to Trustees, Directors and officers and key employees of the Trust and the Corporation. See "-- Paired Options Granted Under the Option
Plans." Trustees and approximately      officers and other key employees of the
Trust are eligible to participate in the Trust Option Plan and
Directors and approximately      officers and other key employees of the
Corporation are eligible to participate in the Corporation Option Plan.

     The Board of Trustees recommends a vote FOR approval of the Trust Option Plan and the Board of Directors recommends a vote FOR approval of the Corporation Option Plan.

DESCRIPTION OF THE PLANS

     Administration. Each Option Plan will be administered by a committee of the applicable Board (the "Committee") consisting of two or more trustees or directors who are not eligible to receive discretionary awards of options under such Option Plan or any other plan of the Trust or the Corporation, as the case may be, or any of its affiliates, and who are "outside directors" within the meaning of Section 162(m) of the Code. The Committee for the Trust is currently comprised of Messrs. Duncan, Quazzo and Stern and the Committee for the Corporation is currently comprised of Messrs. Chapus, Jones and Sternlicht.

     Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more "outside directors",
(ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's stockholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. Each Committee consists solely of "outside directors" as defined for purposes of section 162(m) of the Code. As a result, and based on certain proposed regulations issued by the United States Department of the Treasury, certain compensation under each Option Plan, such as that payable with respect to options, is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code.

     Subject to the express provisions of the Option Plans, and except for Paired Options automatically granted to Trustees or Directors, each respective Committee will have the authority to select eligible officers, key employees, consultants, advisers and Trustees or Directors (as the case may be) who will receive Paired Options and determine all of the terms and conditions of each grant. All grants will be evidenced by a written agreement containing such provisions not inconsistent with the applicable Option Plan as the applicable Committee shall approve. Each Committee will also have authority to establish rules and regulations for administering the applicable Option Plan and to decide questions of interpretation or application of any provision of such Option Plan. Except with respect to grants to executive officers and persons whose compensation is likely to be subject to the $1 million deduction limit under
Section 162(m) of the Code, each Committee may delegate some or all of its power and authority to administer the applicable Option Plan to the Chief Executive Officer, Chief Operating Officer or other executive officer of the Trust or the Corporation, as the case may be.

     Available Shares. Under each Option Plan, the number of Paired Shares available for grants of Paired Options (other than incentive Paired Options) shall (subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar event or change in capitalization) be 1,573,000 plus eight percent (8%) of the sum of (i) the number of Paired Shares which may be issued upon the exchange of limited partnership units ("Units") of the Realty Partnership and the Operating Partnership, to the extent such Units first become outstanding after August 17, 1995 and (ii) the number of Paired Shares which first become outstanding after August 17, 1995 (other than by reason of (A) such exchange of Units, (B) the issuance or delivery of Paired Shares pursuant to any employee benefit plan of the Trust or the Corporation or (C) the issuance of Paired Shares which were acquired and held by the Trust or the Corporation prior to their issuance), reduced by the aggregate number of Paired Shares which become subject to outstanding Paired Options under the Corporation Option Plan or under the Trust Option Plan.

     Under each Option Plan, the number of Paired Shares available for grants of incentive Paired Options shall be 1,573,000, reduced by the aggregate number of Paired Shares which become subject to outstanding Paired Options under the Corporation Option Plan or the Trust Option Plan, such number of Paired Shares so available to be subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar event or change in capitalization. To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of Paired Shares with respect to which Paired Options may be granted during any calendar year during any calendar year to any person is 500,000, subject to adjustment as described above.

     Effective Date, Termination and Amendment. If approved by shareholders of the Trust, the Trust Option Plan will become effective as of June 29, 1995 and if approved by stockholders of the Corporation, the Corporation Option Plan will become effective as of June 29, 1995. Each Option Plan will terminate ten years thereafter, unless terminated earlier by the applicable Board. The applicable Board may amend the Option Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of Paired Shares available under such Option Plan, (ii) reduce the minimum purchase price of a Paired Share subject to a Paired Option granted under such Option Plan or (iii) extend the term of such Option Plan.

     Stock Options -- General. Each Committee will determine the conditions to the exercisability of a Paired Option granted under the Option Plan which such Committee administers. Upon exercise of a Paired Option, including an incentive Paired Option, the purchase price may be paid in cash or by delivery of previously owned Paired Shares. Certain terms of a Paired Option (including certain terms relating to the exercisability of a Paired Option described below under "Non-Qualified Paired Options" and "Incentive Paired Options") may be modified in the agreement entered into in connection with the grant of such Paired Options.

     Non-Qualified Paired Options. The period for the exercise of a non-qualified Paired Option will be determined by the applicable Committee. The exercise price of a non-qualified Paired Option will not be less than the fair market value of a Paired Share on the date of grant of such Paired Option.

     In the event of termination of employment or service by reason of death or disability, each non-qualified Paired Option will become fully exercisable for a period of no more than one year after the date of such termination, but in no event after the expiration of such Paired Option. In the event of a termination of employment or service for "cause" (which is defined as embezzlement or misappropriation of funds or other assets, other acts of dishonesty, significant activities harmful to the reputation of the Corporation or the Trust, willful refusal to perform or substantial disregard of the duties properly assigned to the holder (other than as a result of disability), significant violation of any statutory or common law duty of loyalty to the Corporation or the Trust or a material breach by the holder of the holder's employment agreement, if any) each non-qualified Paired Option will terminate on the date of such termination. In the event of termination of employment for any other reason, each non-qualified Paired Option will be exercisable to the extent that such Paired Option was exercisable on the date of termination, and may thereafter be exercised for a period of three months after the date of such termination but in no event after the expiration of such Paired Option. If a holder dies during the one-year period following termination of employment or service by reason of disability, or if a holder dies during the three-month period following termination of employment or service for any other reason other than disability or "cause", each non-qualified Paired Option will be exercisable to the extent that such Paired Option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of three months from the date of death, but in no event after the expiration of such Paired Option.

     Incentive Paired Options. No incentive Paired Option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive Paired Option owns greater than ten percent of the voting power of all shares of capital stock of the Trust and the Corporation, as the case may be (a "ten percent holder"), in which case the Paired Option will be exercisable for no more than five years after its date of grant.

The exercise price of an incentive Paired Option will not be less than the fair market value of the Paired Shares on the date of grant of such Paired Option, unless the recipient of the incentive Paired Option is a ten percent holder, in which case the exercise price will be the price required by the Code, currently 110% of fair market value.

     In the event of a termination of employment by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), incentive Paired Options will become fully exercisable for a period of no more than one year after such termination, but in no event after the expiration of the incentive Paired Option. In the event of a termination of employment for "cause", each incentive Paired Option will terminate on the date of such termination. In the event of a termination of employment for any other reason, each incentive Paired Option will be exercisable to the extent that such incentive Paired Option was exercisable on the date of termination, and may thereafter be exercised for a period of three months after such termination, but in no event after the expiration of such incentive Paired Option. If the holder of an incentive Paired Option dies during the one-year period following termination of employment by reason of permanent and total disability, or during the three-month period following termination of employment for any other reason other than permanent and total disability or "cause", each incentive Paired Option will be exercisable to the extent that such incentive Paired Option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of three months from the date of death, but in no event after the expiration of such incentive Paired Option.

     Trustee and Director Options. On June 29, 1995 (the date of the effectiveness of the Trust's and the Corporation's public offering of Paired Shares) and on June 30 of each year beginning in 1996, each Trustee and each Director will automatically be granted non-qualified Paired Options to purchase 6,000 Paired Shares at an exercise price per Paired Share equal to the fair market value of a Paired Share on the date of grant. Such Paired Options will be fully exercisable on the date of grant and will expire ten years after the date of grant (notwithstanding termination of service as a Trustee or Director, as the case may be, for any reason prior to ten years after the date of grant). If a Trustee or Director dies while a Paired Option granted to such Trustee or Director is outstanding, such Paired Option may be exercised until and including the expiration of the Paired Option.

FEDERAL INCOME TAX CONSEQUENCES

     Federal Income Tax Consequences. The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to grants under the Option Plans.

     A participant will not recognize any income upon the grant of a Paired Option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified Paired Option equal to the excess of the fair market value of the Paired Shares purchased over their exercise price, and the Trust or the Corporation, as the case may be, will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive Paired Option. If the Paired Shares acquired by exercise of an incentive Paired Option are held for the longer of two years from the date the Paired Option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such Paired Shares will be taxed as long-term capital gain or loss, and the Trust or the Corporation, as the case may be, will not be entitled to any deduction. If, however, such Paired Shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such Paired Shares on the date of exercise over the exercise price, and the Trust or the Corporation, as the case may be, will be entitled to a corresponding deduction.

PAIRED OPTIONS GRANTED UNDER THE OPTIONS PLANS

     The following table sets forth the number of Paired Shares underlying Paired Options which have been granted under the Option Plans to Trustees, Directors and executive officers of the Trust and the Corporation. Such Paired Options were granted subject to the approval of the Trust Option Plan by the shareholders of the Trust and the approval of the Corporation Option Plan by the stockholders of the Corporation.

                                                                               NUMBER OF PAIRED
                                                                               SHARES UNDERLYING
                              NAME AND POSITION                                 PAIRED OPTIONS
-----------------------------------------------------------------------------  -----------------
PAIRED OPTIONS GRANTED
  UNDER TRUST OPTION PLAN:
  Jeffrey C. Lapin...........................................................
  Michael W. Mooney..........................................................
  All Current Executive Officers of the Trust, as a Group....................
  All Current Trustees who are not Executive Officers of the Trust, as a
     Group...................................................................
  All Employees of the Trust including all Current Officers who are not
     Executive Officers of the Trust, as a Group.............................

PAIRED OPTIONS GRANTED UNDER
  CORPORATION OPTION PLAN:
  Kevin E. Mallory...........................................................
  All Current Executive Officers of the Corporation, as a Group..............
  All Current Directors who are not Executive Officers of the Corporation, as
     a Group.................................................................
  All Employees of the Corporation including all Current Officers who are not
     Executive Officers of the Corporation, as a Group.......................

---------------

(1) Each Paired Option is exercisable as to all Paired Shares subject to the Paired Option on the date of grant and will expire ten years after the date of grant.

(2) Each Paired Option is exercisable                .

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as of October 30, 1995, regarding the beneficial ownership of the Paired Shares by (i) each person known by the Trust and the Corporation to be the beneficial owner of more than five percent of the Paired Shares, (ii) each director and executive officer of the Corporation and (iii) each trustee and executive officer of the Trust. Each beneficial owner has sole voting and investment power with respect to all Paired Shares beneficially owned, except as otherwise set forth in the notes to the table.

                                                                                    PAIRED SHARES
                                                                                 BENEFICIALLY OWNED
                                                                                ASSUMING EXCHANGE BY
                                                                               STARWOOD CAPITAL OF ALL
                                                       PAIRED SHARES           OF ITS UNITS FOR PAIRED
                                                   BENEFICIALLY OWNED(1)              SHARES(1)
                                                  ------------------------     -----------------------
                                                                PERCENT OF                  PERCENT OF
      NAME AND ADDRESS OF BENEFICIAL OWNER        AMOUNT          CLASS         AMOUNT        CLASS
------------------------------------------------  -------       ----------     --------     ----------
Starwood Capital and Barry S. Sternlicht(2).....   69,933           (3)
Jeffrey C. Lapin................................         (4)        (3)                         (3)
Ronald C. Brown.................................         (5)        (3)                         (3)
Kevin E. Mallory................................         (6)        (3)                         (3)
Graeme W. Henderson.............................    7,974(7)        (3)                         (3)
Bruce M. Ford...................................      694(8)        (3)                         (3)
Earle F. Jones..................................         (9)        (3)                         (3)
Bruce W. Duncan.................................    6,000           (3)                         (3)
Stephen R. Quazzo...............................      465(10)       (3)                         (3)
Madison F. Grose................................    1,200           (3)                         (3)
William E. Simms................................    -0-             (3)                         (3)
Daniel H. Stern.................................    -0-             (3)                         (3)
Daniel W. Yih...................................    1,474           (3)                         (3)
Jean-Marc Chapus................................    -0-             (3)                         (3)
Steven R. Goldman...............................                    (3)                         (3)
Michael A. Leven................................    -0-             (3)                         (3)
Jonathan Eilian.................................                    (3)                         (3)
All Trustees, Directors and Officers as a
  Group.........................................         (11)       (3)                         (3)

---------------

 (1) Does not include           Paired Shares subject to Options granted
     pursuant to the Option Plans. See "Approval of Option Plans."

 (2) The business address for Starwood Capital and Mr. Sternlicht is c/o Starwood Capital Group, L.P., Three Pickwick Plaza, Suite 250, Greenwich, CT 06830. Based on information contained in a Schedule 13D dated January 31, 1995, filed by Starwood Capital, Barry S. Sternlicht and the following Starwood Capital entities: Starwood Opportunity Fund II, L.P. ("SOF-II"), Firebird Consolidated Partners, L.P., Woodstar Partners I, L.P., Starwood-Huntington Partners, L.P., Starwood/Wichita Investors, L.P., Starwood-Nomura Hotel Investors, L.P., Starwood-Apollo Hotel Partners IX, L.P., Starwood Apollo Hotel Partners VIII. L.P. and Berl Holdings, L.P. Such Schedule 13D reports that SOF-II owns 49,933 Paired Shares and that SOF-II and Mr. Sternlicht have the power to vote and dispose of such shares and that the Starwood Capital entities hold units in the Realty Partnership and the Operating Partnership which are, subject to the 8.0% ownership limit with respect to Paired Shares (the "8.0% Ownership Limit"), exchangeable for an aggregate of 5,943,578 Paired Shares
     (approximately     % of the outstanding Paired Shares after such exchange).
     In addition, Mr. Sternlicht owns 20,000 Paired Shares. Such Schedule 13D reports that because of the 8.0% Ownership Limit, the Starwood Capital entities cannot beneficially own more than 8.0% of the outstanding Paired Shares. The amount beneficially owned and the percent of class assumes that Starwood Capital entities exchange units for Paired Shares to the maximum extent permitted within the ownership limit provisions. Does not include Paired Shares beneficially owned by Mr. Ross. See Note (3) below.

 (3) Less than 1%.

 (4) Includes 27,889 shares subject to presently exercisable options and 833 shares owned in a pension plan of which Mr. Lapin is sole trustee and beneficiary.

 (5) Includes           shares subject to presently exercisable options.

 (6) Includes 4,667 shares subject to presently exercisable options.

 (7) Includes 50 shares owned in a Keogh Plan and 2,667 shares subject to paired warrants issued by the Trust and the Corporation.

 (8) Includes 172 shares subject to paired warrants issued by the Trust and the
     Corporation,   of which are owned by Mr. Ford's wife. Includes   shares
     beneficially owned by Mr. Ford's wife.

 (9) Includes 83 shares subject to paired warrants issued by the Trust and the Corporation.

(10) Includes 265 shares which are owned by Mr. Quazzo's wife.

(11) Includes           shares that may be acquired upon the exercise of
     presently exercisable options, and           shares subject to paired
     warrants issued by the Trust and the Corporation.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Trust. The following table provides certain summary information concerning the compensation paid to the Trust's President and Chief Executive Officer and each other executive officer of the Trust whose total compensation for 1994 exceeded $100,000 for services rendered in all capacities to the Trust for the fiscal years ended December 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                     ANNUAL COMPENSATION          COMPENSATION AWARDS
             NAME AND           -----------------------------     -------------------
        PRINCIPAL POSITION      YEAR      SALARY       BONUS       OPTIONS/SARS (#)       ALL OTHER
    --------------------------  ----     --------     -------     -------------------     ---------
    Jeffrey C. Lapin            1994     $190,000     $75,000            2,000(2)
      President and             1993      170,834      20,000
      Chief Executive           1992      150,792                        8,333(2)          $ 23,545(3)
      Officer(1)
    Michael W. Mooney           1994      150,000      20,000            1,500(2)
      Vice President            1993      140,416      11,667
      Chief Financial           1992       61,026                        4,167(2)
      Officer

---------------

(1) On January 31, 1995, Mr. Lapin became President and Chief Operating Officer of the Trust and Barry S. Sternlicht became Chairman and Chief Executive Officer of the Trust. As of that date, Mr. Sternlicht is paid compensation at the rate of $100,000 per year.

(2) For information with respect to this option, see "Aggregated Option/SAR Exercises in 1994 and December 31, 1994 Option Values" below.

(3) Amount shown reflects cash paid for unused vacation.

     The Corporation. The following table provides certain summary information concerning the compensation paid to each executive officer of the Corporation whose total compensation for 1994 exceeded $100,000 for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                           ANNUAL COMPENSATION          COMPENSATION AWARDS
                  NAME AND            -----------------------------     -------------------
             PRINCIPAL POSITION       YEAR      SALARY       BONUS       OPTIONS/SARS (#)
        ----------------------------  ----     --------     -------     -------------------
        Kevin E. Mallory              1994     $150,000     $37,500            1,500(1)
          Executive Vice              1993      140,416      11,667
          President                   1992       63,718                        4,167(1)

---------------

(1) For information with respect to this option, see "Aggregated Option/SAR Exercises in 1994 and December 31, 1994 Option Values" below.

STOCK OPTIONS

     As of December 31, 1994, employee stock options issued by the Trust to purchase 51,417 Paired Shares were outstanding and employee stock options issued by the Corporation to purchase 51,417 Paired Shares were outstanding.

     The following table provides information with respect to the options held as of December 31, 1994 by the executive officers of the Trust and the executive officers of the Corporation named in the Summary Compensation Tables above. No options were exercised by any of those executive officers during 1994.

                    AGGREGATED OPTION/SAR EXERCISES IN 1994
                      AND DECEMBER 31, 1994 OPTION VALUES

                                          NUMBER OF SHARES UNDERLYING          VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS/SARS AT        IN-THE-MONEY OPTIONS/SARS
                                            FISCAL YEAR-END (#)(1)                    ($)(2)
                                         -----------------------------     -----------------------------
                   NAME                  EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    -----------------------------------  -----------     -------------     -----------     -------------
    Jeffrey C. Lapin...................     13,333           2,000          $ 109,500         $ 2,280
    Michael W. Mooney..................      4,167           1,500             54,750           1,710
    Kevin E. Mallory...................      4,167           1,500             54,750           1,710

---------------

(1) Share amounts have been adjusted for the 1-for-6 Reverse Split effective June 19, 1995.

(2) Value is defined as market price of the Paired Shares at December 31, 1994 less exercise price of the option. The average of the high and low market prices of the Paired Shares at December 31, 1994 was $17.64 (as adjusted to reflect the 1-for-6 Reverse Split effective June 19, 1995).

     For information with respect to the Option Plans of the Trust and the Corporation and options granted in 1995 thereunder, see "Approval of Option Plans."

AGREEMENTS WITH EXECUTIVE OFFICERS

     The Trust has an employment agreement with Mr. Lapin and the Corporation has an employment agreement with Mr. Mallory which provide that they will receive annual salaries in 1995 of $200,000 and $150,000, respectively, and such annual bonuses, if any, as the Boards of the Trust and the Corporation, respectively, may determine. Mr. Lapin's employment agreement expires on January 31, 1997 and Mr. Mallory's employment agreement expired June, 1995. Mr. Lapin is entitled to an annual bonus of not less than $75,000 and was granted options to purchase 41,667 Paired Shares at an exercise price equal to $16.50 per Paired Share (the fair market value of the Paired Shares on the date of grant) which will vest at a rate no longer than the most rapid rate of vesting of options granted to any other executive during the term of his employment agreement. Mr. Lapin's annual salary will increase to $225,000 in 1996. Each of Messrs. Lapin and Mallory also is eligible to participate in all employee benefit plans and fringe benefits, if any, the Trust or the Corporation, respectively, makes available to its other executive officers. The employment of Mr. Mallory pursuant to his employment agreement may be terminated by the Corporation at any time; provided, however, that if his employment is terminated without cause (as defined) he will be entitled to receive the lesser of (i) his salary for the then-remaining term of the employment agreement or (ii) $75,000. Mr. Lapin may terminate his employment for "Good Reason" as defined in his employment agreement including an assignment of duties inconsistent with his position, a substantial alteration of his responsibilities, a breach of the agreement by the Trust, removal from office without cause (as defined), relocation of the Trust's principal executive offices, a change in the composition of 51% of the Trustees, a decision by the Board of Trustees that the Trust shall merge, sell or dispose of all or substantially all of its assets, dissolve or liquidate, or the failure of Mr. Lapin to be a member of the Board of Trustees other than for cause (as defined). If Mr. Lapin so terminates his employment, he will be entitled to receive a lump sum payment equal to the base salary and bonuses that would have been payable had he continued to be employed for the remainder of the term of the employment agreement, and all fringe benefits to which he would have been entitled through the remainder of the term of the employment agreement (other than stock options or stock loans not granted prior to the date of termination).

     Pursuant to Mr. Lapin's employment agreement, the Trust loaned $250,000 to Mr. Lapin. The loan has a term of 10 years, bears interest at the lowest applicable rate prescribed by section 1274(d) of the Code and is unsecured. Mr. Lapin will have the right at any time to repay up to 50% of the loan (plus 50% of accrued interest and any collection costs) by delivering Paired Shares for credit at the rate of $11.50 per Paired Share (which is one-half of the price to the public per Paired Share in the recently completed public offering of Paired Shares by the Trust and the Corporation).

     Each of the Trust and the Corporation has entered into non-competition agreements with its executive officers, which prohibits them from engaging directly or indirectly in the hotel business during the period they are officers of the Trust or the Corporation, respectively.

                        REPORT ON EXECUTIVE COMPENSATION

     During 1994, the Board of Trustees of the Trust and the Board of Directors of the Corporation made decisions with respect to executive compensation for executive officers of the Trust and the Corporation, respectively, and have furnished the following report on executive compensation. Although the Boards of the Trust and the Corporation make independent compensation decisions with respect to their respective executive officers, as described herein the Boards follow similar compensation policies and typically measure the performance of their respective executive officers based in large part on the performance of Starwood Lodging as a whole.

     In determining executive compensation, the Board of Trustees of the Trust and the Board of Directors of the Corporation have attempted to align the compensation received by executive officers to the performance and financial condition of Starwood Lodging and to the achievement of individual performance goals. The compensation decisions have also been designed to provide executive compensation opportunities which will attract, motivate and retain qualified executive officers.

     In furtherance of these objectives, the Trust and the Corporation have in the past entered into employment agreements with executive officers which provide for executive compensation and compensation pursuant to related plans which afford the executive compensation opportunities which are tied to the attainment of performance goals and to appreciation of the market price of the Paired Shares.

     The primary components of executive compensation consist of annual compensation, which includes base salaries and annual bonuses, and long-term compensation through the grant of options to purchase Paired Shares. Through these components the Trust and the Corporation attempt to provide for total compensation that is competitive with other comparable positions. Individual compensation is subject to variation based on financial, strategic and individual performance. The respective Boards of the Trust and the Corporation consider the total compensation (earned or potentially earned) in establishing each element of compensation.

     The base salary levels of executive officers are determined periodically by evaluating the performance of the executive officers and their contributions to the Trust and the Corporation, their responsibilities, experience and potential; and compensation practices for comparable positions at other companies. The annual bonuses are determined in the discretion of the respective Boards of the Trust and the Corporation, based on individual financial performance.

     The long-term incentive compensation of executive officers currently consists exclusively of grants of options to purchase Paired Shares. The option grants are designed to develop and encourage stock ownership by executive officers, to reward long-term business success and to develop a parallel interest between executive officers and holders of Paired Shares. Option grants only have value if the market price of the Paired Shares increases from the date of grant and, in general, vest and become exercisable over time, in order to encourage retention of the executive officer. In determining the amounts and terms of grants of options to individual officers, the respective Boards of the Trust and the Corporation take into account the responsibilities, performance and anticipated contributions of the officers, as well as the compensation practices for comparable positions at other companies.


                 BOARD OF DIRECTORS OF    BOARD OF TRUSTEES
                  THE CORPORATION            OF THE TRUST
                  (AS OF DECEMBER 1993):  (AS OF DECEMBER 1993):
                Bruce M. Ford           Graeme W. Henderson

                Graeme W. Henderson     Jeffrey C. Lapin

                Earle F. Jones          Sherwin L. Samuels

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     During 1994, the Board of Directors of the Corporation and the Board of Trustees of the Trust made decisions with respect to executive compensation of the executive officers of the Trust and the Corporation, respectively. Mr. Lapin, who is an executive officer of the Trust and is on the Board of Trustees of the Trust, participated in decisions related to the compensation of Mr. Mooney; Sherwin L. Samuels, who is an officer of the Trust and who was on the Board of Trustees of the Trust during 1994, participated in discussions related to the compensation of Messrs. Lapin and Mooney.

                         SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total shareholder return on the Paired Shares against the cumulative total return on the Standard and Poor's Corporation Composite -- 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel Index") for the five fiscal years beginning January 1, 1990 and ending December 31, 1994. The graph assumes that the value of the investments was 100 on December 31, 1989 and that all dividends and other distributions were reinvested.


      Measurement Period           Starwood         S&P 500       S&P Hotel/Motel
    (Fiscal Year Covered)           Lodging          Index          Index
1989                                  100             100              100
1990                                   22              97               38
1991                                   16             126               50
1992                                   19             136               71
1993                                   48             149              131
1994                                   53             147              113
1995                                   86             187              132

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Reorganization. Pursuant to a reorganization of the Trust and the Corporation consummated as of January 1, 1995 (the "Reorganization") the Trust contributed to the Realty Partnership all of the Trust's properties and assets, subject to all of its liabilities, in exchange for a general partner interest in the Realty Partnership and Starwood Capital contributed to the Realty Partnership cash, certain hotel properties, first mortgage notes and senior debt of the Realty Partnership in exchange for a limited partner interest in the Realty Partnership. In addition, the Corporation and its subsidiaries contributed to the Operating Partnership certain properties and operating assets, subject to certain liabilities, in exchange for general partner interests in the Operating Partnership and Starwood Capital contributed to the Operating Partnership cash, furnishings, equipment and other hotel operating assets in exchange for a limited partner interest in the Operating Partnership. The Reorganization was approved by the shareholders of the Trust and the stockholders of the Corporation at meetings held on December 15, 1994. The limited partnership interest of the Realty Partnership and the Operating Partnership held by Starwood Capital are exchangeable on a one-for-one basis for Paired Shares. See "Security Ownership of Certain Beneficial Owners and Management."

     Barry S. Sternlicht, the President and Chief Executive Officer of the general partners of Starwood Capital is also the Chairman and Chief Executive Officer of the Trust and is a Trustee of the Trust, is a member of the Management Committee of the Operating Partnership and has been elected as a Director of the Corporation to take office upon the receipt of Gaming Approval. In addition, Mr. Grose, a Trustee of the Trust, is Executive Vice President and General Counsel of Starwood Capital and Mr. Eilian, who is a member of the Management Committee of the Operating Partnership and has been elected as a Director of the Corporation to take office upon the receipt of Gaming Approval, is Senior Vice President of Starwood Capital.

     Certain Reimbursements and Payments to Starwood Capital. As of June 30, 1995, the Trust and the Corporation have reimbursed Starwood Capital for approximately $1.3 million of legal and other out-of-pocket expenses and other costs incurred by Starwood Capital associated with the Reorganization. Starwood Capital and the Trust and the Corporation have agreed that, subject to approval by the independent Trustees or Directors, as appropriate, Starwood Capital will be reimbursed for out-of-pocket costs and expenses for any services provided to the Trust or the Corporation. Starwood Capital will also be reimbursed for its internal cost (including allocation of overhead) for services provided to the Trust or the Corporation, provided that, where such costs are currently expensed by the Trust or the Corporation, such reimbursement will not exceed $250,000 in the year ending June 30, 1996.

     Starwood Capital provided to the Trust $9.6 million, all of which has been repaid, of interim financing in order to enable the Trust to acquire the Omni Chapel Hill Hotel in Chapel Hill, North Carolina.

     The Trust also received a $5 million unsecured loan from Starwood Capital to fund the deposit for the acquisition of the Sheraton Colony Square Hotel in Atlanta, Georgia. This loan bore interest at 12% per annum and was repaid in July, 1995.

     As part of the consideration to Starwood Capital in connection with the Reorganization (which was approved by the shareholders of the Trust and the Corporation in December 1994), the Partnerships agreed to pay an amount to Starwood Capital only if the Trust and the Corporation consummated a public offering of Paired Shares prior to June 30, 1996, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. Upon the consummation of the public offering of Paired Shares in July 1995, the Trust and the Corporation paid $3.7 million to Starwood Capital pursuant to such agreement.

     Ross Agreement. In November, 1994, Starwood Capital entered into an agreement (the "Ross Agreement") with Leonard Ross and his affiliates ("Ross"). At that time, Ross held approximately 9.8% of the outstanding Paired Shares and had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation unrelated to the Reorganization or Starwood Capital. Virtually all other shareholders of the Trust and the Corporation were bound by such settlement. In addition to preserving his rights to institute an action against the Trust and the Corporation with respect to the matters covered by such settlement, Ross had threatened to assert other alleged causes of action against the Trust and the Corporation.

     The Ross Agreement was entered into in settlement of the threatened litigation by Ross and provides for an assignment to Starwood Capital of Ross' claims. Starwood Capital also received a proxy to vote Ross' Paired Shares and Starwood Capital has agreed to purchase those Paired Shares, at Ross' election, in a 60-day period beginning on December 15, 1995, at a price of $33.75 per Paired Share. Starwood Capital may also elect to purchase such Paired Shares at the same time and on the same terms. In December 1994, Ross sold 33,167 of the Paired Shares, which remain subject to such purchase agreement. Ross has agreed not to purchase or sell any Paired Shares during the period specified for the purchase of his Paired Shares and not more than 4.9% thereafter.

     The Trust and the Corporation agreed to indemnify and hold harmless Starwood Capital (and its subsidiaries, affiliates and successors) against liabilities, losses or damages and reasonable out-of-pocket expenses (i) incurred in connection with any action, suit or proceeding brought by a holder of Paired Shares against Starwood Capital relating to the Reorganization or (ii) under or in respect of the Ross Agreement (other than, in each case, to the extent such liabilities, losses, damages or expenses arose from a breach by Starwood Capital of any agreement entered into in connection with the Reorganization, or the Ross Agreement or a breach of any fiduciary duty by Starwood Capital); provided that the aggregate indemnification obligation of the Trust and the Corporation under the provisions described in clause (ii) is limited to $1,800,000. The Partnerships have agreed to reimburse the Trust and the Corporation for costs incurred pursuant to such indemnification obligation.

     Senior Debt Related Transactions. In May 1994, Starwood Capital purchased (at a discount) approximately $21 million of the Trust's senior debt at a public auction by the institutional holder of such debt. In August 1994, an affiliate of Merrill Lynch (the "New Lender") purchased $74 million of the Trust's senior debt, including the senior debt previously held by Starwood Capital, pursuant to a privately negotiated transaction and at a discount. In conjunction with such purchase by the New Lender, it entered into an agreement (the "Swap Agreement") providing that (i) Starwood Capital could acquire such senior debt within a specified period at the New Lender's cost basis and (ii) the excess of debt service payments made on such senior debt over the New Lender's cost basis, together with a specified return thereon, would be payable to Starwood Capital. In March 1995, the senior debt was refinanced by the New Lender and the Swap Agreement was terminated, with Starwood Capital receiving (a) the return of $13.1 million of cash collateral which it had deposited as security for its obligations in respect of the Swap Agreement, (b) additional cash of $2.7 million, (c) $12 million of the senior debt and (d) certain warrants attendant to the senior debt. Starwood Capital contributed such senior debt to the Partnerships in exchange for 813,880 Units of the Partnerships. The Trust and the Corporation paid $786,000 to Starwood Capital to cancel certain warrants relating to the senior debt in accordance with the requirements of such senior debt.

     Share Purchase Agreements. Prior to December 1989, the Trust and the Corporation maintained share purchase plans pursuant to which Trustees, Directors, officers and employees of the Trust and the Corporation were granted rights to purchase Paired Shares from the Trust and the Corporation at prices based upon the then fair market value of the Paired Shares. A purchaser of Paired Shares under a share purchase plan made a cash down payment equal to 10% of the purchase price and executed a promissory note in favor of the Trust and the Corporation for the balance. Certificates evidencing Paired Shares purchased under a share purchase plan were pledged to the Trust and the Corporation as collateral to secure payment of the promissory note. Prior to the satisfaction of the obligations represented by the note, the purchaser was entitled to vote the Paired Shares held in pledge, but could not transfer the purchaser's interest in those shares. During 1994, the share purchase agreements between the Trust and the Corporation and each of Messrs. Henderson, Samuels and Ford were terminated and the non-recourse indebtedness thereunder was cancelled (an aggregate of $56,250 with respect to Mr. Henderson, $82,391 with respect to Mr. Samuels, $108,784 with respect to Mr. Ford). In addition, the Paired Shares pledged in respect of such indebtedness were either released from such pledge, to the extent that such indebtedness had been repaid (an aggregate of 224 Paired Shares for which $20,625 was paid with respect to Mr. Henderson, 357 Paired Shares for which $39,922 was paid with respect to Mr. Samuels, and 466 Paired Shares for which $45,279 was paid with respect to Mr. Ford) or were forfeited by the individual, to the extent such indebtedness had not been repaid.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETINGS

     Shareholder proposals to be considered for inclusion in the proxy soliciting material for the 1996 Annual Meeting of Shareholders of the Trust or the 1996 Annual Meeting of Stockholders of the Corporation must be received by
the Corporation not later than           , 1996.

     Pursuant to Section 4A of Article I and Section 13 of Article III of the Trustees' Regulations and Section 7 of Article II and Section 1A of Article III of the Corporation's Bylaws, a shareholder of the Trust or a stockholder of the Corporation who intends at an annual meeting of shareholders or stockholders to nominate one or more individuals for election at such meeting as a Trustee or Director, or to present to a meeting of shareholders or stockholders one or more other items of business, must notify the Trust or the Corporation of the same not more than 75 days nor less than 50 days before the date of the meeting (or, if less than 60 days' advance notice or prior public disclosure of the meeting date is provided, within 10 days after such notice is mailed or such prior public disclosure of the meeting date is provided, whichever occurs first). A copy of the Trustees' Regulations or the Corporation's Bylaws, as the case may be, which documents set forth the information that must be included in any such notice, will be furnished without charge to any owner of Paired Shares upon written or oral request made to Shareholder Relations, Starwood Lodging Trust, 11845 West Olympic Blvd., Suite 550, Los Angeles, California 90064, telephone number: (310) 575-3900 or Shareholder Relations, Starwood Lodging Corporation, 11845 West Olympic Blvd., Suite 560, Los Angeles, California 90064, telephone number: (310) 575-3900.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A member of Deloitte & Touche, LLP, the independent public accountants for 1995 for the Trust and the Corporation, is expected to be present at the Trust Meeting and the Corporation Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.
                            ------------------------

     The name "Starwood Lodging Trust" is the designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with Starwood Lodging Trust must look solely to Starwood Lodging Trust's property for the enforcement of any claims against Starwood Lodging Trust, as the Trustees, officers, agents and security holders of Starwood Lodging Trust assume no personal obligations of Starwood Lodging Trust, and their respective properties shall not be subject to claims of any person relating to such obligation.

                                          By Order of the Board of Trustees
                                          STARWOOD LODGING TRUST

November   , 1995                         Sherwin L. Samuels
                                          Secretary

                                          By Order of the Board of Directors
                                          STARWOOD LODGING CORPORATION

November   , 1995                         Kevin E. Mallory
                                          Executive Vice President

     No person is authorized to give any information or to make any representations with respect to the matters described in this Joint Proxy Statement other than those contained herein. Any information or representations with respect to such matters not contained herein must not be relied upon as having been authorized by the Trust or the Corporation. This Joint Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this Joint Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Trust or the Corporation since the date hereof or that the information in this Joint Proxy Statement is correct as of any time subsequent to the date hereof.

                                                                       EXHIBIT A

                             STARWOOD LODGING TRUST
                             1995 SHARE OPTION PLAN
                  (AMENDED AND RESTATED AS OF AUGUST 17, 1995)

                                I. INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Share Option Plan (the "Plan") of Starwood Lodging Trust (the "Trust") are to align the interests of the Trust's shareholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Trust's growth and success and to advance the interests of the Trust by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as trustees of the Trust ("Trustees"). For purposes of this Plan, references to employment by or service as a consultant, adviser or Trustee of the Trust shall also mean employment by or service as a consultant, adviser or Trustee of a subsidiary of the Trust.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby options to purchase from the Trust shares of beneficial interest, par value $.01 per share, of the Trust ("Trust Shares") and options to purchase from the Trust shares of the common stock, par value $.01 per share, of Starwood Lodging Corporation ("Corporation Shares") may be granted, in accordance with
Section II, to eligible persons and shall be granted, in accordance with Section III, to Trustees. Pursuant to an Agreement dated June 25, 1980, as amended, between the Trust and Starwood Lodging Corporation (the "Corporation"), all outstanding Trust Shares and Corporation Shares are paired on a one-for-one basis and trade as units consisting of one Trust Share and one Corporation Share ("Paired Shares"). Accordingly, each option to purchase Trust Shares (a "Trust Share Option") shall be paired with an option to purchase an equal number of Corporation Shares (a "Corporation Share Option" and each such paired Trust Share Option and Corporation Share Option is herein referred to as a "Paired Option").

     Each Paired Option may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Trust Share Option, or portion thereof, may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Corporation Share Option. Each Trust Share Option constituting part of a Paired Option may be either an incentive share option or a non-qualified share option. An incentive share option shall mean a Trust Share Option that meets the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, which is intended by the Committee (as defined below) to constitute an incentive share option. Each Corporation Share Option constituting part of a Paired Option shall be a non-qualified share option.

     1.2 ADMINISTRATION. This Plan shall be administered by a committee (the "Committee") designated by the Board of Trustees of the Trust (the "Board") consisting of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

     The Committee may, subject to the terms of this Plan, select eligible persons to be granted Paired Options in accordance with Section II and shall determine the number of Paired Shares subject to each such Paired Option. The Committee shall, subject to the terms of this Plan, determine the exercise price of each Paired Option granted hereunder, including the portion of the exercise price of such Paired Option which is attributable to the Trust Share Option and the Corporation Share Option, respectively, the time and conditions of exercise of such Paired Option and all other terms and conditions of such Paired Option, including, without limitation, the form of the Agreement representing such Paired Option. The Committee may, in its sole discretion and for any reason at any time, accelerate the exercisability of any Paired Option. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of a Paired Option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Paired Option shall be evidenced by a written Agreement (an "Agreement") between the Trust and the optionee setting forth the terms and conditions applicable to such Paired Option.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Trust as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of a Paired Option to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a Paired Option granted to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of a grant of a Paired Option to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

     1.3 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Trustees of the Trust and its subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Trustees shall also be eligible to participate in this Plan in accordance with Section III.

     1.4 SHARES AVAILABLE. The number of Paired Shares available for grants of Paired Options under this Plan, other than a Paired Option that includes a Trust Share Option that is designated as an incentive share option, shall be 1,573,000 (subject to adjustment as provided in Section 4.7) plus eight percent (8%) of the sum of (i) the number of Paired Shares which may be issued upon the exchange of limited partnership units ("Units") in SLT Realty Limited Partnership, a Delaware limited partnership, and SLC Operating Limited Partnership, a Delaware limited partnership to the extent such Units first become outstanding after August 17, 1995 (without reduction for subsequent repurchases, redemptions or similar events involving the Units), plus (ii) the number of Paired Shares which first become outstanding (without reduction for subsequent repurchases, redemptions or similar events involving Paired Shares) after August 17, 1995 (other than by reason of (A) such exchange of Units, (B) the issuance or delivery of Paired Shares pursuant to any employee benefit plan of the Trust or the Corporation or (C) the issuance of Paired Shares which were acquired and held by the Trust or the Corporation prior to their issuance), reduced by (iii) the aggregate number of Paired Shares which become subject to (A) outstanding Paired Options under this Plan, including each Paired Option that includes a Trust Share Option that is designated as an incentive share option, or (B) outstanding options to purchase Paired Shares under the Corporation's 1995 Share Option Plan (the "Corporation Plan"). Subject to adjustment as provided in
Section 4.7, the number of Paired Shares available for grants of Paired Options that include Trust Share Options that are designated as incentive share options shall be 1,573,000, reduced by the aggregate number of Paired Shares which become subject to (X) outstanding Paired Options under this Plan, including each Paired Option that does not include a Trust Share Option that is designated as an incentive share option, or (Y) outstanding options to purchase Paired Shares under the Corporation Plan. To the extent that Paired Shares subject to an outstanding Paired Option or an outstanding option to purchase Paired Shares under the Corporation Plan are not issued or delivered by reason of the termination, cancellation or forfeiture of any such option or by reason of the delivery of Paired Shares to pay all or a portion of the exercise price of any such option, or to satisfy all or a portion of the tax withholding obligations relating to any such option, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available (i)
(A) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the optionee and (B) by the Corporation from authorized and unissued Corporation Shares issued by the Corporation directly to the Trust for delivery to the optionee, (ii) from authorized and issued Paired Shares acquired and held by the Trust or (iii) a combination thereof.

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of Paired Shares with respect to which Paired Options may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Section 4.7.

                               II. PAIRED OPTIONS

     2.1 GRANTS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such eligible persons as may be selected by the Committee. Each Trust Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Trust Share Option that is designated as an incentive share option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate fair market value (determined as of the date of grant) of Trust Shares with respect to which Trust Share Options designated as incentive share options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Trust, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Trust Share Options shall constitute non-qualified share options. The "fair market value" of a Trust Share shall be that portion of the fair market value of a Paired Share which the Committee determines to be attributable to the Trust Share by applying in good faith a method of valuation permissible under Section 422 of the Code. The "fair market value" of a Paired Share shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction on such date, on the next preceding date for which a transaction was reported; provided that if the fair market value of a Paired Share for any date cannot be determined as above provided, fair market value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share which are attributable to a Trust Share and a Corporation Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the fair market value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option and (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option; provided further, that if a Trust Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Trust (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Trust Share shall be the price (currently 110% of fair market value of a Trust Share) required by the Code in order to constitute an incentive share option. The "fair market value" of a Corporation Share shall be that portion of the fair market value of a Paired Share which the Committee determines to be attributable to the Corporation Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Trust Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Trust Share Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Trust specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Trust's satisfaction) either (A) in cash, (B) by delivery of previously owned whole Paired Shares (which the optionee has held for at least six months prior to the delivery of such Paired Shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Trust to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Trust may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to either clause (B) or (C) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Trust may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability and Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates by reason of Disability or death, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

          (b) Termination for Cause. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service. For purposes of this Plan, "Cause" shall mean embezzlement or misappropriation of funds or other assets, other act of dishonesty, significant activities harmful to the reputation of the Trust or the Corporation, willful refusal to perform or substantial disregard of the duties properly assigned to the optionee (other than as a result of Disability), significant violation of any statutory or common law duty of loyalty to the Trust or the Corporation or a material breach by the optionee of the optionee's employment Agreement with the Trust, if any.

          (c) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death or Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Death Following Termination of Employment or Service. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability, or if an optionee dies during the three-month period following termination of employment or service for any other reason other than Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death and (ii) the expiration date of the term of such Paired Option.

          (e) Termination of Employment--Incentive Share Options. Unless otherwise specified in the Agreement relating to a Paired Option which includes a Trust Share Option designated as an incentive share option, if the employment with the Trust of a holder of such a Paired Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code) or death, each such Paired Option shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

     Unless otherwise specified in the Agreement relating to a Paired Option which includes a Trust Share Option designated as an incentive share option, if the employment with the Trust of a holder of such a Paired Option terminates for Cause, each such Paired Option, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment.

     If the employment with the Trust of a holder of a Paired Option which includes a Trust Share Option designated as an incentive share option terminates for any reason other than Permanent and Total Disability, death or Cause, each such Paired Option shall be exercisable only to the extent such Paired Option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such Paired Option.

     If the holder of a Paired Option which includes a Trust Share Option designated as an incentive share option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such Paired Option), or if the holder of such a Paired Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or Cause, each such Paired Option held by such optionee shall be exercisable only to the extent such Paired Option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is three months after the date of death and (ii) the expiration date of the term of such Paired Option.

                  III. CERTAIN PROVISIONS RELATING TO TRUSTEES

     3.1 ELIGIBILITY. Each Trustee shall be granted Paired Options in accordance with this Section III. All Trust Share Options and Corporation Share Options included in the Paired Options granted under this Section III shall constitute non-qualified share options.

     3.2 GRANTS OF PAIRED OPTIONS. Each Trustee shall be granted Paired Options as follows:

          (a) Time of Grant. On the date of the effectiveness of the Trust's first public offering of Trust Shares which occurs subsequent to the adoption of this Plan by the Board and prior to June 30, 1996, and on June 30 of each calendar year beginning in 1996 (or, if later, on the date on which a person is first elected to serve as a Trustee), each person who is a Trustee on such date, including each person who has been elected a Trustee as of such date but who will not begin to serve as a Trustee until a later date, shall be granted a Paired Option to purchase 6,000 Paired Shares (which amount shall be pro-rated if such person is first elected to serve as a Trustee on a date other than such effective date or June 30 of a calendar year, as the case may be) at a purchase price per Paired Share equal to 100% of the fair market value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article III shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Trustee for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part only with respect to whole Paired Shares. Paired Options granted under this Article III shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Trustee dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Trustee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

                                  IV. GENERAL

     4.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the shareholders of the Trust for approval within one year after the date of approval by the Board and, if approved by a majority of all the votes cast at a meeting of shareholders at which a quorum is present, shall become effective as of the date of approval by the Board. No Paired Option may be exercised prior to the date of such shareholder approval. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Paired Option granted prior to termination.

     Paired Options may be granted hereunder at any time prior to the termination of this Plan, provided that no Paired Option may be granted later than ten years after the effective date of this Plan. In the event that this Plan is not approved by the shareholders of the Trust within one year after the date of approval by the Board, this Plan and any Paired Options granted hereunder shall be null and void.

     4.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 162(m) and 422 of the Code; provided, however, that the number of Paired Shares subject to a Paired Option granted to Trustees pursuant to Article III, the purchase price therefor, the date of grant of any such Paired Option and the category of persons eligible to be granted such Paired Options shall not be amended more than once every six months, other than to comply with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder; and provided further, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for grants of Paired Options under this Plan shall not be effective without shareholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Paired Option without the consent of such holder.

     4.3 AGREEMENT. No Paired Option may be exercised until an Agreement is executed by the Trust and the optionee and, upon execution by the Trust and the optionee and delivery of the Agreement to the Trust, such Paired Option shall be effective as of the effective date set forth in the Agreement.

     4.4 NON-TRANSFERABILITY. No Paired Option hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Trust or (ii) in the case of a Paired Option which does not include a Trust Share Option designated as an incentive share option, as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such Paired Option. Except to the extent permitted by the foregoing sentence, each Paired Option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Paired Option such Paired Option and all rights thereunder shall immediately become null and void.

     4.5 TAX WITHHOLDING. The Trust shall have the right to require, prior to the delivery of any Paired Shares, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with a Paired Option hereunder. An Agreement may provide that the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Trust, (B) delivery to the Trust of previously owned whole Paired Shares (which the optionee has held for at least six months prior to the delivery of such Paired Shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate fair market value, determined as of the date the obligation to withhold or pay taxes arises in connection with the Paired Option (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) a cash payment by a broker-dealer acceptable to the Trust to whom the optionee has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and that in the case of an optionee who is subject to Section 16 of the Exchange Act, the Trust may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for Paired Shares to be delivered having a fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the optionee's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

     4.6 RESTRICTIONS ON PAIRED SHARES. Each Paired Option hereunder shall be subject to the requirement that if at any time the Trust determines that the listing, registration or qualification of the Paired Shares subject to such Paired Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Trust. The Trust may require that certificates evidencing Paired Shares delivered pursuant to any Paired Option bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Notwithstanding any other provision hereunder, no Paired Option hereunder shall be exercisable if, as a result of either the ability to exercise or the exercise of such Paired Option, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) retain its status as grandfathered pursuant to Section 132(c)(3) of the Deficit Reduction Act of 1984 and (iii) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     4.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option to be granted to Trustees pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to a Paired Option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the Paired Option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the fair market value of a Paired Share on the exercise date over (y) the exercise price of the Paired Option.

     With respect to any optionee who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and (d) of Section 2.3, paragraph (b) of Section 3.2 or as set forth pursuant to such paragraphs in any Agreement to which such optionee is a party (or as may be set forth pursuant to paragraph (b) of Section 2.3), in the event (i) the Trust is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including any entity directly or indirectly acquiring the Trust, and (ii) such optionee's employment with the Trust or service as a Trustee is terminated during the nine-month period beginning three months prior to the consummation of such business combination, then each Paired Option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in such paragraphs until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.3 or 3.2, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     4.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Paired Option granted hereunder shall confer upon any person any right to continued employment by the Trust, any subsidiary or any affiliate of the Trust or affect in any manner the right of the Trust, any subsidiary or any affiliate of the Trust to terminate the employment of any person at any time without liability hereunder.

     4.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Trust with respect to any Trust Shares or Corporation Shares which are subject to a Paired Option hereunder until such person becomes a shareholder of record with respect to such Trust Shares and Corporation Shares.

     4.10 DESIGNATION OF BENEFICIARY. If permitted by the Trust, an optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding Paired Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding Paired Option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

     4.11 GOVERNING LAW. This Plan, each Paired Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California and construed in accordance therewith without giving effect to principles of conflicts of laws.

     4.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, by and between the Trust and the Corporation, pursuant to which Trust Shares and Corporation Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Trust Shares and Corporation Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) only Trust Share Options may thereafter be granted hereunder; (iii) each then outstanding Paired Option shall constitute a wholly separate and independent Trust Share Option and Corporation Share Option and the Trust, in its discretion, may require that each Agreement evidencing a Paired Option be returned to the Trust for cancellation in exchange for separate agreements evidencing the Trust Share Option and Corporation Share Option subject to such Paired Option; (iv) Trust Share Options and Corporation Share Options shall no longer be required to be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of together; and (v) the "fair market value" and the "closing price" of the Trust Shares and Corporation Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Trust Share and a Corporation Share.

                                                                       EXHIBIT B

                          STARWOOD LODGING CORPORATION
                             1995 SHARE OPTION PLAN
                  (AMENDED AND RESTATED AS OF AUGUST 17, 1995)

                                I. INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Share Option Plan (the "Plan") of Starwood Lodging Corporation (the "Corporation") are to align the interests of the Corporation's shareholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Corporation's growth and success and to advance the interests of the Corporation by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as directors of the Corporation ("Directors"). For purposes of this Plan, references to employment by or service as a consultant, adviser or director of the Corporation shall also mean employment by or service as a consultant, advisor or director of a subsidiary of the Corporation.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby options to purchase from the Corporation shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") and options to purchase from the Corporation shares of beneficial interest, par value $.01 per share, of Starwood Lodging Trust ("Trust Shares") may be granted in accordance with Section II to eligible persons and shall be granted, in accordance with
Section III, to Directors. Pursuant to an Agreement dated June 25, 1980, as amended, between the Corporation and Starwood Lodging Trust (the "Trust"), all outstanding Corporation Shares and Trust Shares are paired on a one-for-one basis and trade as units consisting of one Corporation Share and one Trust Share ("Paired Shares"). Accordingly, each option to purchase Corporation Shares (a "Corporation Share Option") shall be paired with an option to purchase an equal number of Trust Shares (a "Trust Share Option" and each such paired Corporation Share Option and Trust Share Option is herein referred to as a "Paired Option").

     Each Paired Option may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Corporation Share Option, or portion thereof, may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Trust Share Option. Each Corporation Share Option constituting part of a Paired Option may be either an incentive share option or a non-qualified share option. An incentive share option shall mean a Corporation Share Option that meets the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, which is intended by the Committee (as defined below) to constitute an incentive share option. Each Trust Share Option constituting part of a Paired Option shall be a non-qualified share option.

     1.2 ADMINISTRATION. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Corporation (the "Board") consisting of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

     The Committee may, subject to the terms of this Plan, select eligible persons to be granted Paired Options in accordance with Section II and shall determine the number of Paired Shares subject to each such Paired Option. The Committee shall, subject to the terms of this Plan, determine the exercise price of each Paired Option granted hereunder, including the portion of the exercise price of such Paired Option which is attributable to the Corporation Share Option and the Trust Share Option, respectively, the time and conditions of exercise of such Paired Option and all other terms and conditions of such Paired Option, including, without limitation, the form of the Agreement representing such Paired Option. The Committee may, in its sole discretion and for any reason at any time, accelerate the exercisability of any Paired Option. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of a Paired Option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Paired Option shall be evidenced by a written Agreement (an "Agreement") between the Corporation and the optionee setting forth the terms and conditions applicable to such Paired Option.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of a Paired Option to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a Paired Option granted to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of a grant of a Paired Option to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

     1.3 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Directors of the Corporation and its subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Directors shall be also eligible to participate in this Plan in accordance with Section III.

     1.4 SHARES AVAILABLE. The number of Paired Shares available for grants of Paired Options under this Plan, other than a Paired Option that includes a Corporation Share Option that is designated as an incentive share option, shall be 1,573,000 (subject to adjustment as provided in Section 4.7) plus eight percent (8%) of the sum of (i) the number of Paired Shares which may be issued upon the exchange of limited partnership units ("Units") in SLT Realty Limited Partnership, a Delaware limited partnership, and SLC Operating Limited Partnership, a Delaware limited partnership to the extent such Units first become outstanding after August 17, 1995 (without reduction for subsequent repurchases, redemptions or similar events involving the Units), plus (ii) the number of Paired Shares which first become outstanding (without reduction for subsequent repurchases, redemptions or similar events involving Paired Shares) after August 17, 1995 (other than by reason of (A) such exchange of Units, (B) the issuance or delivery of Paired Shares pursuant to any employee benefit plan of the Corporation or the Trust or (C) the issuance of Paired Shares which were acquired and held by the Corporation or the Trust prior to their issuance), reduced by (iii) the aggregate number of Paired Shares which become subject to
(A) outstanding Paired Options under this Plan, including each Paired Option that includes a Corporation Share Option that is designated as an incentive share option, or (B) outstanding options to purchase Paired Shares under the Trust's 1995 Share Option Plan (the "Trust Plan"). Subject to adjustment as provided in Section 4.7, the number of Paired Shares available for grants of Paired Options that include Corporation Share Options that are designated as incentive share options shall be 1,573,000, reduced by the aggregate number of Paired Shares which become subject to (X) outstanding Paired Options under this Plan, including each Paired Option that does not include a Corporation Share Option that is designated as an incentive share option, or (Y) outstanding options to purchase Paired Shares under the Trust Plan. To the extent that Paired Shares subject to an outstanding Paired Option or an outstanding option to purchase Paired Shares under the Trust Plan are not issued or delivered by reason of the termination, cancellation or forfeiture of any such option or by reason of the delivery of Paired Shares to pay all or a portion of the exercise price of any such option, or to satisfy all or a portion of the tax withholding obligations relating to any such option, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available (i)
(A) by the Corporation from authorized and unissued Corporation Shares issued by the Corporation directly to the optionee and (B) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the Corporation for delivery to the optionee, (ii) from authorized and issued Paired Shares acquired and held by the Corporation or (iii) a combination thereof.

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of Paired Shares with respect to which Paired Options may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Section 4.7.

                               II. PAIRED OPTIONS

     2.1 GRANTS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such eligible persons as may be selected by the Committee. Each Corporation Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Corporation Share Option that is designated as an incentive share option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate fair market value (determined as of the date of grant) of Corporation Shares with respect to which Corporation Share Options designated as incentive share options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Corporation, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Corporation Share Options shall constitute non-qualified share options. The "fair market value" of a Corporation Share shall be that portion of the fair market value of a Paired Share which the Committee determines to be attributable to the Corporation Share by applying in good faith a method of valuation permissible under Section 422 of the Code. The "fair market value" of a Paired Share shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction on such date, on the next preceding date for which a transaction was reported; provided that if the fair market value of a Paired Share for any date cannot be determined as above provided, fair market value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share which are attributable to a Corporation Share and a Trust Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the fair market value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option and (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option; provided further, that if a Corporation Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Corporation Share shall be the price (currently 110% of fair market value of a Corporation Share) required by the Code in order to constitute an incentive share option. The "fair market value" of a Trust Share shall be that portion of the fair market value of a Paired Share which the Committee determines to be attributable to the Trust Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Corporation Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Corporation Share

     Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Corporation specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Corporation's satisfaction) either
     (A) in cash, (B) by delivery of previously owned whole Paired Shares (which the optionee has held for at least six months prior to the delivery of such Paired Shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Corporation to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Corporation may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to either clause
     (B) or (C) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Corporation may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability and Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Corporation or service as a consultant, adviser or Director terminates by reason of Disability or death, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

          (b) Termination for Cause. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service. For purposes of this Plan, "Cause" shall mean embezzlement or misappropriation of funds or other assets, other act of dishonesty, significant activities harmful to the reputation of the Corporation or the Trust, willful refusal to perform or substantial disregard of the duties properly assigned to the optionee (other than as a result of Disability), significant violation of any statutory or common law duty of loyalty to the Corporation or the Trust or a material breach by the optionee of the optionee's employment Agreement with the Corporation, if any.

          (c) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death or Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Death Following Termination of Employment or Service. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability, or if an optionee dies during the three-month period following termination of employment or service for any other reason other than Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death and (ii) the expiration date of the term of such Paired Option.

          (e) Termination of Employment -- Incentive Share Options. Unless otherwise specified in the Agreement relating to a Paired Option which includes a Corporation Share Option designated as an incentive share option, if the employment with the Corporation of a holder of such a Paired Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code) or death, each such Paired Option shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

     Unless otherwise specified in the Agreement relating to a Paired Option which includes a Corporation Share Option designated as an incentive share option, if the employment with the Corporation of a holder of such a Paired Option terminates for Cause, each such Paired Option, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment.

     If the employment with the Corporation of a holder of a Paired Option which includes a Corporation Share Option designated as an incentive share option terminates for any reason other than Permanent and Total Disability, death or Cause, each such Paired Option shall be exercisable only to the extent such Paired Option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such Paired Option.

     If the holder of a Paired Option which includes a Corporation Share Option designated as an incentive share option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such Paired Option), or if the holder of such a Paired Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or Cause, each such Paired Option held by such optionee shall be exercisable only to the extent such Paired Option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is three months after the date of death and (ii) the expiration date of the term of such Paired Option.

                 III. CERTAIN PROVISIONS RELATING TO DIRECTORS

     3.1 ELIGIBILITY. Each Director shall be granted Paired Options in accordance with this Section III. All Corporation Share Options and Trust Share Options included in the Paired Options granted under this Section III shall constitute non-qualified share options.

     3.2 GRANTS OF PAIRED OPTIONS. Each Director shall be granted Paired Options as follows:

          (a) Time of Grant. On the date of the effectiveness of the Corporation's first public offering of Corporation Shares which occurs subsequent to the adoption of this Plan by the Board and prior to June 30, 1996, and on June 30 of each calendar year beginning in 1996 (or, if later, on the date on which a person is first elected to serve as a Director), each person who is a Director on such date, including each person who has been elected a Director as of such date but who will not begin to serve as a Director until a later date, shall be granted a Paired Option to purchase 6,000 Paired Shares (which amount shall be pro-rated if such person is first elected to serve as a Director on a date other than such effective date or June 30 of a calendar year, as the case may be) at a purchase price per Paired Share equal to 100% of the fair market value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article III shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part only with respect to whole Paired Shares. Paired Options granted under this Article III shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Director dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Director's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

                                  IV. GENERAL

     4.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the shareholders of the Corporation for approval within one year after the date of approval by the Board and, if approved by a majority of all the votes cast at a meeting of shareholders at which a quorum is present, shall become effective as of the date of approval by the Board. No Paired Option may be exercised prior to the date of such shareholder approval. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Paired Option granted prior to termination.

     Paired Options may be granted hereunder at any time prior to the termination of this Plan, provided that no Paired Option may be granted later than ten years after the effective date of this Plan. In the event that this Plan is not approved by the shareholders of the Corporation within one year after the date of approval by the Board, this Plan and any Paired Options granted hereunder shall be null and void.

     4.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 162(m) and 422 of the Code; provided, however, that the number of Paired Shares subject to a Paired Option granted to Directors pursuant to Article III, the purchase price therefor, the date of grant of any such Paired Option, and the category of persons eligible to be granted such Paired Options shall not be amended more than once every six months, other than to comply with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder; and provided further, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for grants of Paired Options under this Plan shall not be effective without shareholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Paired Option without the consent of such holder.

     4.3 AGREEMENT. No Paired Option may be exercised until an Agreement is executed by the Corporation and the optionee and, upon execution by the Corporation and the optionee and delivery of the Agreement to the Corporation, such Paired Option shall be effective as of the effective date set forth in the Agreement.

     4.4 NON-TRANSFERABILITY. No Paired Option hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation or (ii) in the case of a Paired Option which does not include a Corporation Share Option designated as an incentive share option, as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such Paired Option. Except to the extent permitted by the foregoing sentence, each Paired Option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Paired Option such Paired Option and all rights thereunder shall immediately become null and void.

     4.5 TAX WITHHOLDING. The Corporation shall have the right to require, prior to the delivery of any Paired Shares, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with a Paired Option hereunder. An Agreement may provide that the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Corporation, (B) delivery to the Corporation of previously owned whole Paired Shares (which the optionee has held for at least six months prior to the delivery of such Paired Shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate fair market value, determined as of the date the obligation to withhold or pay taxes arises in connection with the Paired Option (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) a cash payment by a broker-dealer acceptable to the Corporation to whom the optionee has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and that in the case of an optionee who is subject to
Section 16 of the Exchange Act, the Corporation may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for Paired Shares to be delivered having a fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the optionee's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

     4.6 RESTRICTIONS ON PAIRED SHARES. Each Paired Option hereunder shall be subject to the requirement that if at any time the Corporation determines that the listing, registration or qualification of the Paired Shares subject to such Paired Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Corporation. The Corporation may require that certificates evidencing Paired Shares delivered pursuant to any Paired Option bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Notwithstanding any other provision hereunder, no Paired Option hereunder shall be exercisable if, as a result of either the ability to exercise or the exercise of such Paired Option, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) retain its status as grandfathered pursuant to Section 132(c)(3) of the Deficit Reduction Act of 1984 and (iii) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     4.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option to be granted to Directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to a Paired Option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the Paired Option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the fair market value of a Paired Share on the exercise date over (y) the exercise price of the Paired Option.

     With respect to any optionee who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and (d) of Section 2.3, paragraph (b) of Section 3.2 or as set forth pursuant to such paragraphs in any Agreement to which such optionee is a party (or as may be set forth in any Agreement pursuant to paragraph (b) of Section 2.3), in the event (i) the Corporation is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Corporation, and (ii) such optionee's employment with the Corporation or service as a Director is terminated during the nine-month period beginning three months prior to the consummation of such business combination, then each Paired Option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in such paragraphs until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.3 or 3.2, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     4.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Paired Option granted hereunder shall confer upon any person any right to continued employment by the Corporation, any subsidiary or any affiliate of the Corporation or affect in any manner the right of the Corporation, any subsidiary or any affiliate of the Corporation to terminate the employment of any person at any time without liability hereunder.

     4.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Corporation with respect to any Corporation Shares or Trust Shares which are subject to a Paired Option hereunder until such person becomes a shareholder of record with respect to such Corporation Shares and Trust Shares.

     4.10 DESIGNATION OF BENEFICIARY. If permitted by the Corporation, an optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding Paired Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding Paired Option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

     4.11 GOVERNING LAW. This Plan, each Paired Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California and construed in accordance therewith without giving effect to principles of conflicts of laws.

     4.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, by and between the Corporation and the Trust, pursuant to which Corporation Shares and Trust Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Corporation Shares and Trust Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) only Corporation Share Options may thereafter be granted hereunder; (iii) each then outstanding Paired Option shall constitute a wholly separate and independent Corporation Share Option and Trust Share Option and the Corporation, in its discretion, may require that each Agreement evidencing a Paired Option be returned to the Corporation for cancellation in exchange for separate agreements evidencing the Corporation Share Option and Trust Share Option subject to such Paired Option; (iv) Corporation Share Options and Trust Share Options shall no longer be required to be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of together; and (v) the "fair market value" and the "closing price" of the Corporation Shares and Trust Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Corporation Share and a Trust Share.

PROXY                        STARWOOD LODGING TRUST
                          STARWOOD LODGING CORPORATION

           PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                          TO BE HELD DECEMBER 7, 1995

   The undersigned shareholder of Starwood Lodging Trust (the "Trust") and stockholder of Starwood Lodging Corporation (the "Corporation") hereby acknowledges receipt of the Notice of 1995 Annual Meeting of Shareholders of the Trust and the Notice of 1995 Annual Meeting of Stockholders of the Corporation (the "Annual Meetings") and the accompanying Joint Proxy Statement relating to the above-referenced Annual Meetings, and hereby appoints, with full power of substitution in each, each of the following persons as attorneys and proxies of the undersigned: (a) with respect to the undersigned's shares of the Trust,
      and       and (b) with respect to the undersigned's shares of the
Corporation,       and       .

   Said proxies are hereby given authority, as appropriate, to represent and to vote all shares of beneficial interest of the Trust and all shares of common stock of the Corporation held of record by the undersigned and which the undersigned may be entitled to vote at the Annual Meetings to be held on December 7, 1995 at the Doral Inn, 541 Lexington Avenue, New York, New York, at 10:00 a.m. and 10:30 a.m., respectively, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the following matters and in the manner designated below:

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. To elect each of the following nominees as Trustees of the Trust: Madison F. Grose and William E. Simms

            / / FOR all of the nominees        / / WITHHOLD

Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

--------------------------------------------------------------------------------

2. Approval by shareholders of the Trust of the Trust Option Plan (as defined in the Joint Proxy Statement).

            / / FOR        / / AGAINST         / / ABSTAIN

 THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" PROPOSALS 3
                                     AND 4.

3. To elect each of the following nominees as Directors of the Corporation:
   Bruce M. Ford, Earle F. Jones, Graeme W. Henderson and Daniel W. Yih.

            / / FOR all of the nominees        / / WITHHOLD

Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

--------------------------------------------------------------------------------
                   (Continued and To Be Signed on Other Side)

4. Approval by stockholders of the Corporation of the Corporation Option Plan (as defined in the Joint Proxy Statement).

          / / FOR               / / AGAINST               / / ABSTAIN

5. In their discretion, the proxies are authorized to vote on such other matters as may come before either of the Annual Meetings.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST AND THE BOARD OF DIRECTORS OF THE CORPORATION AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE AS TRUSTEES OF THE TRUST, FOR THE APPROVAL OF THE TRUST OPTION PLAN, FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE AS DIRECTORS OF THE CORPORATION AND FOR THE APPROVAL OF THE CORPORATION OPTION PLAN.

                                                      Dated:              , 1995
                                                            --------------

                                                      --------------------------
                                                             (Signature)

                                                      --------------------------
                                                          (Signature if held
                                                               jointly)

                                                      Note: Please date and sign
                                                      exactly as your name(s)
                                                      appear on this proxy card.
                                                      If shares are registered
                                                      in more than one name, all
                                                      such persons should sign.
                                                      A corporation should sign
                                                      in its full corporate name
                                                      by a duly authorized
                                                      officer, stating his
                                                      title. When signing as
                                                      attorney, executor,
                                                      administrator, trustee or
                                                      guardian, please sign in
                                                      your official capacity and
                                                      give your full title as
                                                      such. If a partnership,
                                                      please sign in the
                                                      partnership name by an
                                                      authorized person.

              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
          USING THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE